Exhibit 10.41

SUPPLEMENTARY AGREEMENT

THIS SUPPLEMENTARY AGREEMENT is made and entered into as of November 20, 2012 in Shenzhen, the People’s Republic of China (PRC) by and among:

Party A: E-Sun Sky Computer (Shenzhen) Co., Ltd., a wholly foreign-owned company established and existing under the laws of the PRC, with its address at 602-B, Building No.9, Shenzhen Software Park (II), No.1, Technology Middle Road, High-tech Middle Zone, Nanshan District, Shenzhen;

Party B:	Zhang Jing, a PRC citizen, with the ID number of 422802198106210042;
and Li Jin, a PRC citizen, with the ID number of 422801197310150699;

Party C: Shenzhen Youlanguang Technology Ltd., a limited liability company established and existing under the laws of the PRC, with its address at Suite 1-B, Polyfunctional Building (inclusive of ancillary equipment room), Shenxianling Sports Center, Zhongxincheng, Longgang District, Shenzhen;

(Party A, Party B and Party C, each a “Party”, collectively the “Parties”)

WHEREAS:

The Parties entered into that certain exclusive purchase right agreement (Original Agreement) dated June 1, 2011 and reached certain common understandings at the time of execution of such Original Agreement.

NOW, THEREFORE, in order to formalize in writing such common understandings of the Parties, the Parties hereby reach the following written agreement:

1. At the request of Party A, Party B or any of its designees shall unconditionally transfer in full any cash and assets received by it from Party C (including without limitation dividends, bonuses and other rights and benefits distributed by Party C) to Party A in a form consistent with PRC laws, with the relevant taxes and charges to be borne by Party A.

2. This agreement shall be retroactive to June 1, 2011, the execution date of the Original Agreement.

3. This agreement shall constitute a supplementary agreement to the Original Agreement and shall have the same legal force and effect as the Original Agreement.

4. Issues not covered hereunder shall be governed by the Original Agreement.

5. This agreement shall be made in four copies. Party A and Party C shall each hold one copy and Party B shall hold two copies. Each copy shall have the same legal force and effect.

(NO OPERATIVE TEXT BELOW)

(SIGNATURE PAGE TO SUPPLEMENTARY AGREEMENT)

Party A: E-Sun Sky Computer (Shenzhen) Co., Ltd. (seal)

By:	/s/ Geng Jin

(Authorized Representative)

Party B: Zhang Jing

By:	/s/ Zhang Jing

Li Jin

By:	/s/ Li Jin

Party C: Shenzhen Youlanguang Technology Co., Ltd. (seal)

By:	/s/ Zou Bo